Supplemental Information
Third Quarter 2015

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Income statement
Net interest income	$29,450	$30,317	$9,511	$10,488	$9,451	$9,635	$10,219
Noninterest income	34,551	35,205	11,171	11,629	11,751	9,090	10,990
Total revenue, net of interest expense	64,001	65,522	20,682	22,117	21,202	18,725	21,209
Provision for credit losses	2,351	2,056	806	780	765	219	636
Noninterest expense	43,320	60,921	13,807	13,818	15,695	14,196	20,142
Income tax expense	5,145	762	1,561	2,199	1,385	1,260	663
Net income (loss)	13,185	1,783	4,508	5,320	3,357	3,050	(232)
Preferred stock dividends	1,153	732	441	330	382	312	238
Net income (loss) applicable to common shareholders	12,032	1,051	4,067	4,990	2,975	2,738	(470)
Diluted earnings (loss) per common share (1)	1.09	0.10	0.37	0.45	0.27	0.25	(0.04)
Average diluted common shares issued and outstanding (1)	11,234,125	10,587,841	11,197,203	11,238,060	11,266,511	11,273,773	10,515,790
Dividends paid per common share	$0.15	$0.07	$0.05	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.82%	0.11%	0.82%	0.99%	0.64%	0.57%	n/m
Return on average common shareholders' equity	7.04	0.63	6.97	8.75	5.35	4.84	n/m
Return on average tangible common shareholders' equity (2)	10.29	0.94	10.11	12.78	7.88	7.15	n/m
Return on average tangible shareholders' equity (2)	9.90	1.45	9.84	11.93	7.85	7.08	n/m

At period end
Book value per share of common stock	$22.41	$20.99	$22.41	$21.91	$21.66	$21.32	$20.99
Tangible book value per share of common stock (2)	15.50	14.09	15.50	15.02	14.79	14.43	14.09
Market price per share of common stock:
Closing price	$15.58	$17.05	$15.58	$17.02	$15.39	$17.89	$17.05
High closing price for the period	18.45	17.92	18.45	17.67	17.90	18.13	17.18
Low closing price for the period	15.15	14.51	15.26	15.41	15.15	15.76	14.98
Market capitalization	162,457	179,296	162,457	178,231	161,909	188,141	179,296

Number of financial centers - U.S.	4,741	4,947	4,741	4,789	4,835	4,855	4,947
Number of branded ATMs - U.S.	16,062	15,671	16,062	15,992	15,903	15,834	15,671
Full-time equivalent employees	215,193	229,538	215,193	216,679	219,658	223,715	229,538

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third quarter of 2014 because of the net loss applicable to common shareholders.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income	$30,128	$30,956	$9,742	$10,716	$9,670	$9,865	$10,444
Total revenue, net of interest expense	64,679	66,161	20,913	22,345	21,421	18,955	21,434
Net interest yield	2.21%	2.27%	2.10%	2.37%	2.17%	2.18%	2.29%
Efficiency ratio	66.98	92.08	66.03	61.84	73.27	74.90	93.97

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Interest income
Loans and leases	$24,019	$25,930	$8,005	$7,978	$8,036	$8,377	$8,535
Debt securities	6,796	6,346	1,839	3,070	1,887	1,675	2,225
Federal funds sold and securities borrowed or purchased under agreements to resell	774	801	275	268	231	238	239
Trading account assets	3,291	3,463	1,134	1,074	1,083	1,098	1,111
Other interest income	2,222	2,194	754	742	726	764	748
Total interest income	37,102	38,734	12,007	13,132	11,963	12,152	12,858

Interest expense
Deposits	650	843	214	216	220	237	270
Short-term borrowings	1,868	1,963	597	686	585	615	591
Trading account liabilities	1,071	1,225	342	335	394	351	392
Long-term debt	4,063	4,386	1,343	1,407	1,313	1,314	1,386
Total interest expense	7,652	8,417	2,496	2,644	2,512	2,517	2,639
Net interest income	29,450	30,317	9,511	10,488	9,451	9,635	10,219

Noninterest income
Card income	4,381	4,334	1,510	1,477	1,394	1,610	1,500
Service charges	5,519	5,599	1,898	1,857	1,764	1,844	1,907
Investment and brokerage services	10,101	9,887	3,336	3,387	3,378	3,397	3,327
Investment banking income	4,300	4,524	1,287	1,526	1,487	1,541	1,351
Equity investment income (loss)	84	1,150	(31)	88	27	(20)	9
Trading account profits	5,510	6,198	1,616	1,647	2,247	111	1,899
Mortgage banking income	2,102	1,211	407	1,001	694	352	272
Gains on sales of debt securities	821	1,191	385	168	268	163	432
Other income	1,733	1,111	763	478	492	92	293
Total noninterest income	34,551	35,205	11,171	11,629	11,751	9,090	10,990
Total revenue, net of interest expense	64,001	65,522	20,682	22,117	21,202	18,725	21,209

Provision for credit losses	2,351	2,056	806	780	765	219	636

Noninterest expense
Personnel	25,333	26,094	7,829	7,890	9,614	7,693	8,039
Occupancy	3,082	3,264	1,028	1,027	1,027	996	1,070
Equipment	1,511	1,594	499	500	512	531	514
Marketing	1,330	1,338	445	445	440	491	446
Professional fees	1,588	1,795	673	494	421	677	611
Amortization of intangibles	632	708	207	212	213	228	234
Data processing	2,298	2,348	731	715	852	796	754
Telecommunications	583	1,005	210	202	171	254	311
Other general operating	6,963	22,775	2,185	2,333	2,445	2,530	8,163
Total noninterest expense	43,320	60,921	13,807	13,818	15,695	14,196	20,142
Income before income taxes	18,330	2,545	6,069	7,519	4,742	4,310	431
Income tax expense	5,145	762	1,561	2,199	1,385	1,260	663
Net income (loss)	$13,185	$1,783	$4,508	$5,320	$3,357	$3,050	$(232)
Preferred stock dividends	1,153	732	441	330	382	312	238
Net income (loss) applicable to common shareholders	$12,032	$1,051	$4,067	$4,990	$2,975	$2,738	$(470)

Per common share information
Earnings (loss)	$1.15	$0.10	$0.39	$0.48	$0.28	$0.26	$(0.04)
Diluted earnings (loss) (1)	1.09	0.10	0.37	0.45	0.27	0.25	(0.04)
Dividends paid	0.15	0.07	0.05	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,483,466	10,531,688	10,444,291	10,488,137	10,518,790	10,516,334	10,515,790
Average diluted common shares issued and outstanding (1)	11,234,125	10,587,841	11,197,203	11,238,060	11,266,511	11,273,773	10,515,790

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the third quarter of 2014 because of the net loss applicable to common shareholders.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net income (loss)	$13,185	$1,783	$4,508	$5,320	$3,357	$3,050	$(232)
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	217	2,600	1,418	(2,537)	1,336	2,021	(994)
Net change in derivatives	416	411	127	246	43	205	196
Employee benefit plan adjustments	77	64	27	25	25	(1,007)	8
Net change in foreign currency translation adjustments	(84)	(133)	(76)	43	(51)	(24)	(14)
Other comprehensive income (loss)	626	2,942	1,496	(2,223)	1,353	1,195	(804)
Comprehensive income (loss)	$13,811	$4,725	$6,004	$3,097	$4,710	$4,245	$(1,036)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2015	June 30 2015	September 30 2014
Assets
Cash and due from banks	$27,886	$29,974	$28,332
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	142,540	133,540	100,327
Cash and cash equivalents	170,426	163,514	128,659
Time deposits placed and other short-term investments	6,485	7,996	7,859
Federal funds sold and securities borrowed or purchased under agreements to resell	206,681	199,903	223,310
Trading account assets	180,018	189,106	188,489
Derivative assets	55,226	50,977	49,092
Debt securities:
Carried at fair value	325,078	332,307	307,949
Held-to-maturity, at cost	66,573	60,072	60,175
Total debt securities	391,651	392,379	368,124
Loans and leases	887,689	886,449	891,315
Allowance for loan and lease losses	(12,657)	(13,068)	(15,106)
Loans and leases, net of allowance	875,032	873,381	876,209
Premises and equipment, net	9,554	9,700	9,987
Mortgage servicing rights	3,043	3,521	4,243
Goodwill	69,761	69,775	69,784
Intangible assets	3,973	4,188	4,849
Loans held-for-sale	8,842	6,914	7,909
Customer and other receivables	63,443	64,505	67,092
Other assets	108,871	113,175	118,007
Total assets	$2,153,006	$2,149,034	$2,123,613

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,514	$4,863	$7,533
Loans and leases	79,121	85,467	96,565
Allowance for loan and lease losses	(1,595)	(1,711)	(2,002)
Loans and leases, net of allowance	77,526	83,756	94,563
Loans held-for-sale	338	413	555
All other assets	2,424	3,681	2,746
Total assets of consolidated variable interest entities	$85,802	$92,713	$105,397

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2015	June 30 2015	September 30 2014
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$417,837	$411,862	$386,575
Interest-bearing	676,812	668,447	654,726
Deposits in non-U.S. offices:
Noninterest-bearing	8,519	8,294	7,339
Interest-bearing	58,841	60,957	63,341
Total deposits	1,162,009	1,149,560	1,111,981
Federal funds purchased and securities loaned or sold under agreements to repurchase	199,238	213,024	217,925
Trading account liabilities	74,252	72,596	76,867
Derivative liabilities	45,862	43,583	44,237
Short-term borrowings	34,518	39,903	33,275
Accrued expenses and other liabilities (includes $661, $588 and $529 of reserve for unfunded lending commitments)	143,934	135,295	150,532
Long-term debt	237,288	243,414	250,115
Total liabilities	1,897,101	1,897,375	1,884,932
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,767,790, 3,767,790 and 3,591,790 shares	22,273	22,273	17,913
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,427,305,035, 10,471,836,636 and 10,515,893,904 shares	151,841	152,638	153,472
Retained earnings	85,485	81,938	72,811
Accumulated other comprehensive income (loss)	(3,694)	(5,190)	(5,515)
Total shareholders' equity	255,905	251,659	238,681
Total liabilities and shareholders' equity	$2,153,006	$2,149,034	$2,123,613

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$567	$358	$985
Long-term debt	12,922	14,471	15,904
All other liabilities	103	109	137
Total liabilities of consolidated variable interest entities	$13,592	$14,938	$17,026

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Standardized Transition
	September 30 2015	June 30 2015	March 31 2015	December 31 2014	September 30 2014
Risk-based capital metrics (1, 2):
Common equity tier 1 capital	$161,649	$158,326	$155,438	$155,361	$152,444
Tier 1 capital	178,830	176,247	173,155	168,973	163,040
Total capital	219,901	217,538	214,481	208,670	200,759
Risk-weighted assets	1,391,672	1,407,891	1,405,267	1,261,544	1,271,723
Common equity tier 1 capital ratio	11.6%	11.2%	11.1%	12.3%	12.0%
Tier 1 capital ratio	12.9	12.5	12.3	13.4	12.8
Total capital ratio	15.8	15.5	15.3	16.5	15.8
Tier 1 leverage ratio	8.5	8.5	8.4	8.2	7.9

Tangible equity ratio (3)	8.8	8.6	8.6	8.4	8.1
Tangible common equity ratio (3)	7.8	7.6	7.5	7.5	7.2

(1)	Regulatory capital ratios are preliminary.

(2)
Common equity tier 1 capital ratios at September 30, 2015, June 30, 2015 and March 31, 2015 reflect the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 45-48.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	September 30 2015	June 30 2015	March 31 2015	December 31 2014	September 30 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition) (4)	$161,649	$158,326	$155,438	$155,361	$152,444
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(5,554)	(5,706)	(6,031)	(8,905)	(10,502)
Accumulated OCI phased in during transition	(1,018)	(1,884)	(378)	(1,592)	(2,399)
Intangibles phased in during transition	(1,654)	(1,751)	(1,821)	(2,556)	(2,697)
Defined benefit pension fund assets phased in during transition	(470)	(476)	(459)	(599)	(664)
DVA related to liabilities and derivatives phased in during transition	228	384	498	925	974
Other adjustments and deductions phased in during transition	(92)	(587)	(48)	(1,417)	(2,050)
Common equity tier 1 capital (fully phased-in)	$153,089	$148,306	$147,199	$141,217	$135,106

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
As reported risk-weighted assets (4)	$1,391,672	$1,407,891	$1,405,267	$1,261,544	$1,271,723
Change in risk-weighted assets from reported to fully phased-in	22,989	25,460	25,394	153,722	146,516
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	1,414,661	1,433,351	1,430,661	1,415,266	1,418,239
Change in risk-weighted assets for advanced models	(17,157)	(5,963)	30,529	50,213	(8,375)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in)	$1,397,504	$1,427,388	$1,461,190	$1,465,479	$1,409,864

Regulatory capital ratios
Basel 3 Standardized approach Common equity tier 1 (transition) (4)	11.6%	11.2%	11.1%	12.3%	12.0%
Basel 3 Standardized approach Common equity tier 1 (fully phased-in)	10.8	10.3	10.3	10.0	9.5
Basel 3 Advanced approaches Common equity tier 1 (fully phased-in)	11.0	10.4	10.1	9.6	9.6

(1)	Regulatory capital ratios are preliminary.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements beginning in the fourth quarter of 2015. As previously disclosed, with the approval to exit parallel, U.S. banking regulators requested modifications to certain internal analytical models including the wholesale (e.g., commercial) credit models, which will increase our risk-weighted assets in the fourth quarter of 2015. Including these modifications, the estimated pro-forma risk-weighted assets and Common equity tier 1 capital ratio under the Basel 3 Advanced approaches on a fully phased-in basis would be $1,570 billion and 9.7 percent at September 30, 2015.

(3)
Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above. Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology. As of September 30, 2015, we had not received internal models methodology approval.

(4)
Common equity tier 1 capital ratios at September 30,2015, June 30, 2015 and March 31, 2015 reflect the migration of the risk-weighted assets calculation from the general risk-based approach to the Basel 3 Standardized approach, and Common equity tier 1 capital includes the 2015 phase-in of regulatory capital transition provisions.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)
As reported	$30,128	$30,956	$9,742	$10,716	$9,670	$9,865	$10,444
Impact of trading-related net interest income	(2,870)	(2,672)	(1,034)	(920)	(916)	(938)	(906)
Net interest income excluding trading-related net interest income (1)	$27,258	$28,284	$8,708	$9,796	$8,754	$8,927	$9,538

Average earning assets
As reported	$1,822,720	$1,819,247	$1,847,396	$1,815,892	$1,804,399	$1,802,121	$1,813,482
Impact of trading-related earning assets	(419,711)	(449,249)	(421,639)	(419,241)	(418,214)	(435,408)	(441,661)
Average earning assets excluding trading-related earning assets (1)	$1,403,009	$1,369,998	$1,425,757	$1,396,651	$1,386,185	$1,366,713	$1,371,821

Net interest yield contribution (FTE basis) (2)
As reported	2.21%	2.27%	2.10%	2.37%	2.17%	2.18%	2.29%
Impact of trading-related activities	0.39	0.48	0.33	0.44	0.39	0.42	0.48
Net interest yield on earning assets excluding trading-related activities (1)	2.60%	2.75%	2.43%	2.81%	2.56%	2.60%	2.77%

(1)	Represents a non-GAAP financial measure.

(2)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2015			Second Quarter 2015			Third Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$145,174	$96	0.26%	$125,762	$81	0.26%	$110,876	$77	0.28%
Time deposits placed and other short-term investments	11,503	38	1.33	8,183	34	1.64	10,457	41	1.54
Federal funds sold and securities borrowed or purchased under agreements to resell	210,127	275	0.52	214,326	268	0.50	223,978	239	0.42
Trading account assets	140,484	1,170	3.31	137,137	1,114	3.25	143,282	1,147	3.18
Debt securities (1)	394,420	1,853	1.88	386,357	3,082	3.21	359,653	2,236	2.48
Loans and leases (2):
Residential mortgage	193,791	1,690	3.49	207,356	1,782	3.44	235,272	2,083	3.54
Home equity	79,715	730	3.64	82,640	769	3.73	88,590	836	3.76
U.S. credit card	88,201	2,033	9.15	87,460	1,980	9.08	88,866	2,093	9.34
Non-U.S. credit card	10,244	267	10.34	10,012	264	10.56	11,784	304	10.25
Direct/Indirect consumer	85,975	515	2.38	83,698	504	2.42	82,669	523	2.51
Other consumer	1,980	15	3.01	1,885	15	3.14	2,110	19	3.44
Total consumer	459,906	5,250	4.54	473,051	5,314	4.50	509,291	5,858	4.58
U.S. commercial	251,908	1,743	2.75	244,540	1,705	2.80	230,891	1,660	2.86
Commercial real estate	53,605	384	2.84	50,478	382	3.03	46,069	347	2.98
Commercial lease financing	25,425	199	3.12	24,723	180	2.92	24,325	212	3.48
Non-U.S. commercial	91,997	514	2.22	88,623	479	2.17	88,665	555	2.48
Total commercial	422,935	2,840	2.67	408,364	2,746	2.70	389,950	2,774	2.83
Total loans and leases	882,841	8,090	3.64	881,415	8,060	3.67	899,241	8,632	3.82
Other earning assets	62,847	716	4.52	62,712	721	4.60	65,995	710	4.27
Total earning assets (3)	1,847,396	12,238	2.64	1,815,892	13,360	2.95	1,813,482	13,082	2.87
Cash and due from banks	27,730			30,751			25,120
Other assets, less allowance for loan and lease losses	293,867			305,323			297,507
Total assets	$2,168,993			$2,151,966			$2,136,109

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.50, 2.48 and 2.55 percent for the three months ended September 30, 2015, June 30, 2015 and September 30, 2014. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2015	Second Quarter 2015	Third Quarter 2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$20	$13	$10
Debt securities	(11)	(3)	(27)
U.S. commercial loans and leases	(17)	(18)	(13)
Net hedge expense on assets	$(8)	$(8)	$(30)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2015			Second Quarter 2015			Third Quarter 2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,297	$2	0.02%	$47,381	$2	0.02%	$46,803	$1	0.01%
NOW and money market deposit accounts	545,741	67	0.05	536,201	71	0.05	517,043	78	0.06
Consumer CDs and IRAs	53,174	38	0.29	55,832	42	0.30	65,579	59	0.35
Negotiable CDs, public funds and other deposits	30,631	26	0.33	29,904	22	0.30	31,806	27	0.34
Total U.S. interest-bearing deposits	675,843	133	0.08	669,318	137	0.08	661,231	165	0.10
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,196	7	0.71	5,162	9	0.67	8,022	21	1.05
Governments and official institutions	1,654	1	0.33	1,239	1	0.38	1,706	1	0.14
Time, savings and other	53,793	73	0.53	55,030	69	0.51	61,331	83	0.54
Total non-U.S. interest-bearing deposits	59,643	81	0.54	61,431	79	0.52	71,059	105	0.59
Total interest-bearing deposits	735,486	214	0.12	730,749	216	0.12	732,290	270	0.15
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	257,323	597	0.92	252,088	686	1.09	255,111	590	0.92
Trading account liabilities	77,443	342	1.75	77,772	335	1.73	84,989	392	1.83
Long-term debt	240,520	1,343	2.22	242,230	1,407	2.33	251,772	1,386	2.19
Total interest-bearing liabilities (1)	1,310,772	2,496	0.76	1,302,839	2,644	0.81	1,324,162	2,638	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	423,745			416,040			395,198
Other liabilities	180,583			182,033			178,709
Shareholders' equity	253,893			251,054			238,040
Total liabilities and shareholders' equity	$2,168,993			$2,151,966			$2,136,109
Net interest spread			1.88%			2.14%			2.08%
Impact of noninterest-bearing sources			0.22			0.23			0.21
Net interest income/yield on earning assets		$9,742	2.10%		$10,716	2.37%		$10,444	2.29%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2015	Second Quarter 2015	Third Quarter 2014
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	2	1	9
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	232	247	260
Long-term debt	(832)	(766)	(880)
Net hedge income on liabilities	$(590)	$(509)	$(602)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$132,445	$261	0.26%	$115,670	$234	0.27%
Time deposits placed and other short-term investments	9,366	105	1.50	11,602	129	1.49
Federal funds sold and securities borrowed or purchased under agreements to resell	212,781	774	0.49	224,001	801	0.48
Trading account assets	138,861	3,406	3.28	146,205	3,575	3.27
Debt securities (1)	388,007	6,833	2.36	345,194	6,375	2.45
Loans and leases (2):
Residential mortgage	205,315	5,323	3.46	242,034	6,516	3.59
Home equity	82,404	2,269	3.68	90,676	2,531	3.73
U.S. credit card	88,117	6,040	9.17	88,820	6,227	9.37
Non-U.S. credit card	10,087	793	10.51	11,700	920	10.51
Direct/Indirect consumer	83,481	1,510	2.42	82,170	1,577	2.57
Other consumer	1,904	45	3.14	2,029	54	3.56
Total consumer	471,308	15,980	4.53	517,429	17,825	4.60
U.S. commercial	243,848	5,093	2.79	229,822	4,982	2.90
Commercial real estate	50,792	1,113	2.93	47,703	1,072	3.00
Commercial lease financing	24,884	595	3.19	24,485	639	3.48
Non-U.S. commercial	88,089	1,478	2.24	90,921	1,669	2.45
Total commercial	407,613	8,279	2.71	392,931	8,362	2.84
Total loans and leases	878,921	24,259	3.69	910,360	26,187	3.84
Other earning assets	62,339	2,142	4.59	66,215	2,071	4.18
Total earning assets (3)	1,822,720	37,780	2.77	1,819,247	39,372	2.89
Cash and due from banks	28,726			26,907
Other assets, less allowance for loan and lease losses	301,843			302,144
Total assets	$2,153,289			$2,148,298

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.49 and 2.67 percent for the nine months ended September 30, 2015 and 2014. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2015	2014
Federal funds sold and securities borrowed or purchased under agreements to resell	$45	$37
Debt securities	(22)	(42)
U.S. commercial loans and leases	(50)	(43)
Net hedge expense on assets	$(27)	$(48)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2015			2014
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,634	$6	0.02%	$46,489	$2	0.01%
NOW and money market deposit accounts	537,974	205	0.05	519,870	240	0.06
Consumer CDs and IRAs	55,883	125	0.30	68,455	212	0.41
Negotiable CDs, public funds and other deposits	29,784	70	0.32	31,693	85	0.36
Total U.S. interest-bearing deposits	670,275	406	0.08	666,507	539	0.11
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,633	24	0.70	9,866	52	0.70
Governments and official institutions	1,426	3	0.31	1,772	2	0.13
Time, savings and other	54,364	217	0.53	61,974	250	0.54
Total non-U.S. interest-bearing deposits	60,423	244	0.54	73,612	304	0.55
Total interest-bearing deposits	730,698	650	0.12	740,119	843	0.15
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	251,231	1,868	0.99	259,786	1,963	1.01
Trading account liabilities	77,996	1,071	1.84	90,177	1,225	1.82
Long-term debt	240,960	4,063	2.25	255,084	4,385	2.30
Total interest-bearing liabilities (1)	1,300,885	7,652	0.79	1,345,166	8,416	0.84
Noninterest-bearing sources:
Noninterest-bearing deposits	414,988			384,658
Other liabilities	187,156			181,668
Shareholders' equity	250,260			236,806
Total liabilities and shareholders' equity	$2,153,289			$2,148,298
Net interest spread			1.98%			2.05%
Impact of noninterest-bearing sources			0.23			0.22
Net interest income/yield on earning assets		$30,128	2.21%		$30,956	2.27%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2015	2014
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	17	38
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	4	18
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	728	780
Long-term debt	(2,439)	(2,660)
Net hedge income on liabilities	$(1,681)	$(1,815)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$207,057	$1,854	$(592)	$208,319
Agency-collateralized mortgage obligations	11,836	263	(24)	12,075
Non-agency residential	3,383	255	(56)	3,582
Commercial	5,422	115	(7)	5,530
Total mortgage-backed securities	227,698	2,487	(679)	229,506
U.S. Treasury and agency securities	39,422	711	(2)	40,131
Non-U.S. securities	6,356	26	(7)	6,375
Corporate/Agency bonds	231	4	(1)	234
Other taxable securities, substantially all asset-backed securities	9,769	18	(37)	9,750
Total taxable securities	283,476	3,246	(726)	285,996
Tax-exempt securities	11,685	31	(26)	11,690
Total available-for-sale debt securities	295,161	3,277	(752)	297,686
Other debt securities carried at fair value	27,457	161	(226)	27,392
Total debt securities carried at fair value	322,618	3,438	(978)	325,078
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	66,573	495	(588)	66,480
Total debt securities	$389,191	$3,933	$(1,566)	$391,558
Available-for-sale marketable equity securities (1)	$331	$24	$—	$355

	June 30, 2015
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$189,228	$931	$(1,899)	$188,260
Agency-collateralized mortgage obligations	12,749	224	(42)	12,931
Non-agency residential	3,649	299	(62)	3,886
Commercial	5,087	54	(31)	5,110
Total mortgage-backed securities	210,713	1,508	(2,034)	210,187
U.S. Treasury and agency securities	57,699	661	(16)	58,344
Non-U.S. securities	6,124	25	(4)	6,145
Corporate/Agency bonds	252	6	(1)	257
Other taxable securities, substantially all asset-backed securities	10,389	35	(21)	10,403
Total taxable securities	285,177	2,235	(2,076)	285,336
Tax-exempt securities	10,811	15	(25)	10,801
Total available-for-sale debt securities	295,988	2,250	(2,101)	296,137
Other debt securities carried at fair value	36,452	164	(446)	36,170
Total debt securities carried at fair value	332,440	2,414	(2,547)	332,307
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,072	160	(1,069)	59,163
Total debt securities	$392,512	$2,574	$(3,616)	$391,470
Available-for-sale marketable equity securities (1)	$336	$104	$—	$440

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2015	June 30 2015
Mortgage-backed securities:
Agency	$7,944	$14,885
Agency-collateralized mortgage obligations	7	9
Non-agency residential	3,635	3,787
Total mortgage-backed securities	11,586	18,681
Non-U.S. securities (1)	15,529	17,198
Other taxable securities, substantially all asset-backed securities	277	291
Total	$27,392	$36,170

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,742	$5,005	$1,376	$2,345	$1,135	$383	$(502)
Card income	1,510	1,248	44	132	18	—	68
Service charges	1,898	1,057	18	746	73	—	4
Investment and brokerage services	3,336	70	2,682	11	574	—	(1)
Investment banking income (loss)	1,287	(1)	55	752	521	—	(40)
Equity investment income (loss)	(31)	8	(3)	1	9	—	(46)
Trading account profits (losses)	1,616	—	43	100	1,462	(1)	12
Mortgage banking income (loss)	407	207	1	—	—	266	(67)
Gains (losses) on sales of debt securities	385	1	—	—	—	(1)	385
Other income (loss)	763	237	252	104	279	194	(303)
Total noninterest income	11,171	2,827	3,092	1,846	2,936	458	12
Total revenue, net of interest expense (FTE basis)	20,913	7,832	4,468	4,191	4,071	841	(490)
Provision for credit losses	806	648	(2)	179	42	6	(67)
Noninterest expense	13,807	4,434	3,447	2,020	2,683	1,143	80
Income (loss) before income taxes (FTE basis)	6,300	2,750	1,023	1,992	1,346	(308)	(503)
Income tax expense (benefit) (FTE basis)	1,792	991	367	715	338	(112)	(507)
Net income (loss)	$4,508	$1,759	$656	$1,277	$1,008	$(196)	$4

Average
Total loans and leases	$882,841	$206,337	$133,168	$310,043	$66,392	$29,074	$137,827
Total assets (1)	2,168,993	612,348	274,192	370,246	597,103	50,719	264,385
Total deposits	1,159,231	548,895	243,980	296,321	37,050	n/m	22,605
Period end
Total loans and leases	$887,689	$208,981	$134,630	$315,224	$70,159	$27,982	$130,713
Total assets (1)	2,153,006	615,152	279,155	372,363	579,776	49,080	257,480
Total deposits	1,162,009	551,539	246,172	297,644	36,019	n/m	21,771

	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,716	$4,910	$1,359	$2,213	$1,028	$417	$789
Card income	1,477	1,206	41	128	36	—	66
Service charges	1,857	1,033	19	728	73	—	4
Investment and brokerage services	3,387	68	2,749	14	556	—	—
Investment banking income (loss)	1,526	—	84	777	718	—	(53)
Equity investment income	88	—	3	3	71	—	11
Trading account profits (losses)	1,647	—	53	20	1,693	—	(119)
Mortgage banking income	1,001	256	2	—	—	682	61
Gains (losses) on sales of debt securities	168	—	(1)	—	7	—	162
Other income (loss)	478	71	264	223	85	(10)	(155)
Total noninterest income	11,629	2,634	3,214	1,893	3,239	672	(23)
Total revenue, net of interest expense (FTE basis)	22,345	7,544	4,573	4,106	4,267	1,089	766
Provision for credit losses	780	506	15	177	6	57	19
Noninterest expense	13,818	4,318	3,459	1,932	2,732	961	416
Income before income taxes (FTE basis)	7,747	2,720	1,099	1,997	1,529	71	331
Income tax expense (benefit) (FTE basis)	2,427	1,014	410	746	537	26	(306)
Net income	$5,320	$1,706	$689	$1,251	$992	$45	$637

Average
Total loans and leases	$881,415	$201,703	$130,270	$300,631	$61,908	$30,897	$156,006
Total assets (1)	2,151,966	608,919	268,835	361,867	602,735	52,548	257,062
Total deposits	1,146,789	545,454	239,974	288,117	39,718	n/m	22,482
Period end
Total loans and leases	$886,449	$204,380	$132,377	$307,085	$66,026	$30,024	$146,557
Total assets (1)	2,149,034	611,016	267,021	367,052	580,953	50,959	272,033
Total deposits	1,149,560	547,343	237,624	292,261	39,326	n/m	22,964

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment (continued)
(Dollars in millions)
	Third Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$10,444	$5,081	$1,459	$2,450	$999	$387	$68
Card income	1,500	1,219	52	119	18	—	92
Service charges	1,907	1,085	19	730	67	—	6
Investment and brokerage services	3,327	62	2,713	13	533	—	6
Investment banking income (loss)	1,351	—	111	727	577	—	(64)
Equity investment income (loss)	9	—	—	6	29	—	(26)
Trading account profits	1,899	—	48	58	1,786	1	6
Mortgage banking income (loss)	272	205	1	—	—	152	(86)
Gains on sales of debt securities	432	14	1	—	7	—	410
Other income (loss)	293	83	262	242	145	16	(455)
Total noninterest income	10,990	2,668	3,207	1,895	3,162	169	(111)
Total revenue, net of interest expense (FTE basis)	21,434	7,749	4,666	4,345	4,161	556	(43)
Provision for credit losses	636	668	(15)	(64)	45	267	(265)
Noninterest expense	20,142	4,462	3,405	2,016	3,357	6,648	254
Income (loss) before income taxes (FTE basis)	656	2,619	1,276	2,393	759	(6,359)	(32)
Income tax expense (benefit) (FTE basis)	888	950	464	872	388	(1,245)	(541)
Net income (loss)	$(232)	$1,669	$812	$1,521	$371	$(5,114)	$509

Average
Total loans and leases	$899,241	$197,374	$121,002	$283,264	$62,959	$35,238	$199,404
Total assets (1)	2,136,109	578,846	266,324	364,565	599,977	53,843	272,554
Total deposits	1,127,488	514,549	239,352	291,927	39,345	n/m	29,879
Period end
Total loans and leases	$891,315	$198,467	$122,395	$284,908	$62,705	$34,484	$188,356
Total assets (1)	2,123,613	580,372	266,240	354,944	598,804	56,908	266,345
Total deposits	1,111,981	515,580	238,710	282,325	39,133	n/m	25,419

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Nine Months Ended September 30, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$30,128	$14,786	$4,086	$6,818	$3,172	$1,228	$38
Card income	4,381	3,621	134	360	63	—	203
Service charges	5,519	3,056	55	2,184	211	—	13
Investment and brokerage services	10,101	203	8,154	43	1,703	—	(2)
Investment banking income (loss)	4,300	(1)	211	2,381	1,869	—	(160)
Equity investment income (loss)	84	7	—	13	98	—	(34)
Trading account profits (losses)	5,510	—	151	184	5,282	1	(108)
Mortgage banking income (loss)	2,102	751	4	—	—	1,409	(62)
Gains (losses) on sales of debt securities	821	2	—	—	10	(1)	810
Other income (loss)	1,733	401	763	584	553	207	(775)
Total noninterest income	34,551	8,040	9,472	5,749	9,789	1,616	(115)
Total revenue, net of interest expense (FTE basis)	64,679	22,826	13,558	12,567	12,961	2,844	(77)
Provision for credit losses	2,351	1,870	36	452	69	154	(230)
Noninterest expense	43,320	13,141	10,366	5,952	8,556	3,307	1,998
Income (loss) before income taxes (FTE basis)	19,008	7,815	3,156	6,163	4,336	(617)	(1,845)
Income tax expense (benefit) (FTE basis)	5,823	2,875	1,161	2,268	1,392	(227)	(1,646)
Net income (loss)	$13,185	$4,940	$1,995	$3,895	$2,944	$(390)	$(199)

Average
Total loans and leases	$878,921	$202,565	$129,881	$300,141	$61,798	$30,782	$153,754
Total assets (1)	2,153,289	605,418	272,715	364,659	599,472	51,994	259,031
Total deposits	1,145,686	541,969	242,507	290,327	38,813	n/m	21,508
Period end
Total loans and leases	$887,689	$208,981	$134,630	$315,224	$70,159	$27,982	$130,713
Total assets (1)	2,153,006	615,152	279,155	372,363	579,776	49,080	257,480
Total deposits	1,162,009	551,539	246,172	297,644	36,019	n/m	21,771

	Nine Months Ended September 30, 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$30,956	$15,211	$4,430	$7,396	$2,968	$1,126	$(175)
Card income	4,334	3,520	150	333	65	—	266
Service charges	5,599	3,118	57	2,188	216	—	20
Investment and brokerage services	9,887	186	7,959	52	1,654	—	36
Investment banking income (loss)	4,524	—	251	2,383	2,073	—	(183)
Equity investment income	1,150	—	5	63	316	—	766
Trading account profits (losses)	6,198	—	139	135	5,921	7	(4)
Mortgage banking income (loss)	1,211	620	2	—	1	812	(224)
Gains on sales of debt securities	1,191	15	1	—	10	16	1,149
Other income (loss)	1,111	379	808	743	577	81	(1,477)
Total noninterest income	35,205	7,838	9,372	5,897	10,833	916	349
Total revenue, net of interest expense (FTE basis)	66,161	23,049	13,802	13,293	13,801	2,042	174
Provision for credit losses	2,056	2,027	—	353	83	240	(647)
Noninterest expense	60,921	13,446	10,213	6,200	9,341	19,287	2,434
Income (loss) before income taxes (FTE basis)	3,184	7,576	3,589	6,740	4,377	(17,485)	(1,613)
Income tax expense (benefit) (FTE basis)	1,401	2,795	1,325	2,491	1,597	(4,748)	(2,059)
Net income (loss)	$1,783	$4,781	$2,264	$4,249	$2,780	$(12,737)	$446

Average
Total loans and leases	$910,360	$196,408	$118,505	$286,309	$63,409	$36,672	$209,057
Total assets (1)	2,148,298	575,622	267,779	361,306	606,205	54,030	283,356
Total deposits	1,124,777	511,214	240,716	286,633	40,769	n/m	33,759
Period end
Total loans and leases	$891,315	$198,467	$122,395	$284,908	$62,705	$34,484	$188,356
Total assets (1)	2,123,613	580,372	266,240	354,944	598,804	56,908	266,345
Total deposits	1,111,981	515,580	238,710	282,325	39,133	n/m	25,419

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$14,786	$15,211	$5,005	$4,910	$4,871	$4,967	$5,081
Noninterest income:
Card income	3,621	3,520	1,248	1,206	1,167	1,324	1,219
Service charges	3,056	3,118	1,057	1,033	966	1,042	1,085
Mortgage banking income	751	620	207	256	288	193	205
All other income	612	580	315	139	158	232	159
Total noninterest income	8,040	7,838	2,827	2,634	2,579	2,791	2,668
Total revenue, net of interest expense (FTE basis)	22,826	23,049	7,832	7,544	7,450	7,758	7,749

Provision for credit losses	1,870	2,027	648	506	716	653	668

Noninterest expense	13,141	13,446	4,434	4,318	4,389	4,418	4,462
Income before income taxes (FTE basis)	7,815	7,576	2,750	2,720	2,345	2,687	2,619
Income tax expense (FTE basis)	2,875	2,795	991	1,014	870	1,033	950
Net income	$4,940	$4,781	$1,759	$1,706	$1,475	$1,654	$1,669

Net interest yield (FTE basis)	3.47%	3.77%	3.45%	3.44%	3.54%	3.61%	3.71%
Return on average allocated capital (1)	23	21	24	24	21	22	22
Efficiency ratio (FTE basis)	57.57	58.34	56.62	57.24	58.90	56.94	57.58

Balance Sheet
Average
Total loans and leases	$202,565	$196,408	$206,337	$201,703	$199,581	$199,215	$197,374
Total earning assets (2)	569,136	539,601	576,226	572,278	558,713	545,609	542,776
Total assets (2)	605,418	575,622	612,348	608,919	594,795	582,004	578,846
Total deposits	541,969	511,214	548,895	545,454	531,365	517,580	514,549
Allocated capital (1)	29,000	30,000	29,000	29,000	29,000	30,000	30,000

Period end
Total loans and leases	$208,981	$198,467	$208,981	$204,380	$200,153	$202,000	$198,467
Total earning assets (2)	578,702	544,907	578,702	575,178	576,762	551,945	544,907
Total assets (2)	615,152	580,372	615,152	611,016	613,024	588,875	580,372
Total deposits	551,539	515,580	551,539	547,343	549,489	524,413	515,580

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$14,786	$7,126	$7,660
Noninterest income:
Card income	3,621	8	3,613
Service charges	3,056	3,055	1
Mortgage banking income	751	—	751
All other income	612	354	258
Total noninterest income	8,040	3,417	4,623
Total revenue, net of interest expense (FTE basis)	22,826	10,543	12,283

Provision for credit losses	1,870	145	1,725

Noninterest expense	13,141	7,303	5,838
Income before income taxes (FTE basis)	7,815	3,095	4,720
Income tax expense (FTE basis)	2,875	1,138	1,737
Net income	$4,940	$1,957	$2,983

Net interest yield (FTE basis)	3.47%	1.75%	5.14%
Return on average allocated capital (1)	23	22	23
Efficiency ratio (FTE basis)	57.57	69.27	47.53

Balance Sheet
Average
Total loans and leases	$202,565	$5,827	$196,738
Total earning assets (2)	569,136	545,804	199,212
Total assets (2)	605,418	572,797	208,501
Total deposits	541,969	540,849	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$208,981	$5,820	$203,161
Total earning assets (2)	578,702	555,258	205,415
Total assets (2)	615,152	582,195	214,928
Total deposits	551,539	550,238	n/m

	Nine Months Ended September 30, 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$15,211	$7,125	$8,086
Noninterest income:
Card income	3,520	8	3,512
Service charges	3,118	3,117	1
Mortgage banking income	620	—	620
All other income	580	295	285
Total noninterest income	7,838	3,420	4,418
Total revenue, net of interest expense (FTE basis)	23,049	10,545	12,504

Provision for credit losses	2,027	207	1,820

Noninterest expense	13,446	7,406	6,040
Income before income taxes (FTE basis)	7,576	2,932	4,644
Income tax expense (FTE basis)	2,795	1,080	1,715
Net income	$4,781	$1,852	$2,929

Net interest yield (FTE basis)	3.77%	1.85%	5.59%
Return on average allocated capital (1)	21	23	21
Efficiency ratio (FTE basis)	58.34	70.23	48.31

Balance Sheet
Average
Total loans and leases	$196,408	$6,090	$190,318
Total earning assets (2)	539,601	514,581	193,294
Total assets (2)	575,622	541,223	202,673
Total deposits	511,214	510,388	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$198,467	$6,038	$192,429
Total earning assets (2)	544,907	518,854	195,728
Total assets (2)	580,372	545,287	204,760
Total deposits	515,580	514,437	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,005	$2,440	$2,565
Noninterest income:
Card income	1,248	2	1,246
Service charges	1,057	1,056	1
Mortgage banking income	207	—	207
All other income	315	131	184
Total noninterest income	2,827	1,189	1,638
Total revenue, net of interest expense (FTE basis)	7,832	3,629	4,203

Provision for credit losses	648	58	590

Noninterest expense	4,434	2,484	1,950
Income before income taxes (FTE basis)	2,750	1,087	1,663
Income tax expense (FTE basis)	991	392	599
Net income	$1,759	$695	$1,064

Net interest yield (FTE basis)	3.45%	1.75%	5.01%
Return on average allocated capital (1)	24	23	25
Efficiency ratio (FTE basis)	56.62	68.48	46.37

Balance Sheet
Average
Total loans and leases	$206,337	$5,813	$200,524
Total earning assets (2)	576,226	552,639	203,013
Total assets (2)	612,348	579,690	212,084
Total deposits	548,895	547,726	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$208,981	$5,820	$203,161
Total earning assets (2)	578,702	555,258	205,415
Total assets (2)	615,152	582,195	214,928
Total deposits	551,539	550,238	n/m

	Second Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,910	$2,389	$2,521
Noninterest income:
Card income	1,206	3	1,203
Service charges	1,033	1,033	—
Mortgage banking income	256	—	256
All other income	139	120	19
Total noninterest income	2,634	1,156	1,478
Total revenue, net of interest expense (FTE basis)	7,544	3,545	3,999

Provision for credit losses	506	24	482

Noninterest expense	4,318	2,365	1,953
Income before income taxes (FTE basis)	2,720	1,156	1,564
Income tax expense (FTE basis)	1,014	430	584
Net income	$1,706	$726	$980

Net interest yield (FTE basis)	3.44%	1.75%	5.09%
Return on average allocated capital (1)	24	24	23
Efficiency ratio (FTE basis)	57.24	66.73	48.83

Balance Sheet
Average
Total loans and leases	$201,703	$5,789	$195,914
Total earning assets (2)	572,278	549,152	198,501
Total assets (2)	608,919	576,317	207,977
Total deposits	545,454	544,340	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$204,380	$5,834	$198,546
Total earning assets (2)	575,178	551,599	201,319
Total assets (2)	611,016	578,121	210,635
Total deposits	547,343	546,169	n/m

For footnotes see page 22.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2014
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,081	$2,389	$2,692
Noninterest income:
Card income	1,219	2	1,217
Service charges	1,085	1,085	—
Mortgage banking income	205	—	205
All other income	159	116	43
Total noninterest income	2,668	1,203	1,465
Total revenue, net of interest expense (FTE basis)	7,749	3,592	4,157

Provision for credit losses	668	93	575

Noninterest expense	4,462	2,480	1,982
Income before income taxes (FTE basis)	2,619	1,019	1,600
Income tax expense (FTE basis)	950	368	582
Net income	$1,669	$651	$1,018

Net interest yield (FTE basis)	3.71%	1.83%	5.51%
Return on average allocated capital (1)	22	23	21
Efficiency ratio (FTE basis)	57.58	69.04	47.67

Balance Sheet
Average
Total loans and leases	$197,374	$6,076	$191,298
Total earning assets (2)	542,776	518,038	193,970
Total assets (2)	578,846	544,537	203,541
Total deposits	514,549	513,668	n/m
Allocated capital (1)	30,000	11,000	19,000

Period end
Total loans and leases	$198,467	$6,038	$192,429
Total earning assets (2)	544,907	518,854	195,728
Total assets (2)	580,372	545,287	204,760
Total deposits	515,580	514,437	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Average deposit balances
Checking	$256,949	$234,416	$261,469	$259,007	$250,248	$241,254	$238,133
Savings	44,999	44,833	44,721	45,748	44,525	43,972	45,124
MMS	186,104	166,977	191,358	186,750	180,078	172,992	168,815
CDs and IRAs	51,195	62,212	48,644	51,178	53,820	56,476	59,666
Non-U.S. and other	2,722	2,776	2,703	2,771	2,694	2,886	2,811
Total average deposit balances	$541,969	$511,214	$548,895	$545,454	$531,365	$517,580	$514,549

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.07%	2.03%	2.04%	2.03%	2.08%	2.08%
Savings	2.30	2.31	2.29	2.29	2.31	2.32	2.32
MMS	1.22	1.17	1.23	1.22	1.23	1.21	1.19
CDs and IRAs	0.58	0.50	0.62	0.58	0.54	0.52	0.50
Non-U.S. and other	0.45	0.49	0.48	0.45	0.42	0.40	0.40
Total deposit spreads	1.63	1.59	1.64	1.63	1.62	1.63	1.61

Client brokerage assets	$117,210	$108,533	$117,210	$121,961	$118,492	$113,763	$108,533

Online banking active accounts (units in thousands)	31,627	30,822	31,627	31,365	31,523	30,904	30,822
Mobile banking active accounts (units in thousands) (1)	18,398	16,107	18,398	17,626	17,092	16,539	16,107
Financial centers	4,741	4,947	4,741	4,789	4,835	4,855	4,947
ATMs	16,062	15,671	16,062	15,992	15,903	15,834	15,671

Total U.S. credit card (2)
Loans
Average credit card outstandings	$88,117	$88,820	$88,201	$87,460	$88,695	$89,381	$88,866
Ending credit card outstandings	88,339	89,026	88,339	88,403	87,288	91,879	89,026
Credit quality
Net charge-offs	$1,751	$2,026	$546	$584	$621	$612	$625
	2.66%	3.05%	2.46%	2.68%	2.84%	2.71%	2.79%
30+ delinquency	$1,514	$1,702	$1,514	$1,486	$1,581	$1,701	$1,702
	1.71%	1.91%	1.71%	1.68%	1.81%	1.85%	1.91%
90+ delinquency	$721	$831	$721	$742	$795	$866	$831
	0.82%	0.93%	0.82%	0.84%	0.91%	0.94%	0.93%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.17%	9.37%	9.15%	9.09%	9.27%	9.26%	9.34%
Risk-adjusted margin	9.17	9.26	9.54	8.92	9.05	9.96	9.33
New accounts (in thousands)	3,713	3,357	1,257	1,295	1,161	1,184	1,202
Purchase volumes	$162,625	$156,231	$56,471	$55,976	$50,178	$55,857	$53,784

Debit card data
Purchase volumes	$206,941	$203,372	$69,289	$70,754	$66,898	$69,204	$67,990

For footnotes see page 24.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Loan production (3):
Total (4)
First mortgage	$43,386	$31,674	$13,711	$15,962	$13,713	$11,616	$11,725
Home equity	9,566	7,813	3,140	3,209	3,217	3,420	3,225
Consumer Banking
First mortgage	$31,146	$24,024	$10,027	$11,265	$9,854	$8,316	$8,861
Home equity	8,797	7,156	2,841	2,939	3,017	3,129	2,970

Mortgage banking income
Consumer Lending:
Core production revenue	$794	$661	$221	$273	$300	$214	$239
Representations and warranties provision	9	14	2	1	6	(4)	(15)
Other consumer mortgage banking income (5)	(52)	(55)	(16)	(18)	(18)	(17)	(19)
Total Consumer Lending mortgage banking income	751	620	207	256	288	193	205
Legacy Assets & Servicing mortgage banking income (6)	1,409	812	266	682	461	241	152
Eliminations (7)	(58)	(221)	(66)	63	(55)	(82)	(85)
Total consolidated mortgage banking income	$2,102	$1,211	$407	$1,001	$694	$352	$272

(1)	Beginning in the first quarter of 2015, mobile users include Merrill Edge and MyMerrill users of approximately 150 thousand.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Primarily intercompany charge for loan servicing activities provided by Legacy Assets & Servicing.

(6)	Amounts for Legacy Assets & Servicing are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(7)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, intercompany charges for loan servicing and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$4,086	$4,430	$1,376	$1,359	$1,351	$1,406	$1,459
Noninterest income:
Investment and brokerage services	8,154	7,959	2,682	2,749	2,723	2,763	2,713
All other income	1,318	1,413	410	465	443	434	494
Total noninterest income	9,472	9,372	3,092	3,214	3,166	3,197	3,207
Total revenue, net of interest expense (FTE basis)	13,558	13,802	4,468	4,573	4,517	4,603	4,666

Provision for credit losses	36	—	(2)	15	23	14	(15)

Noninterest expense	10,366	10,213	3,447	3,459	3,460	3,442	3,405
Income before income taxes (FTE basis)	3,156	3,589	1,023	1,099	1,034	1,147	1,276
Income tax expense (FTE basis)	1,161	1,325	367	410	384	442	464
Net income	$1,995	$2,264	$656	$689	$650	$705	$812

Net interest yield (FTE basis)	2.14%	2.38%	2.12%	2.17%	2.13%	2.24%	2.33%
Return on average allocated capital (1)	22	25	22	23	22	23	27
Efficiency ratio (FTE basis)	76.46	73.99	77.14	75.64	76.61	74.80	72.98

Balance Sheet
Average
Total loans and leases	$129,881	$118,505	$133,168	$130,270	$126,129	$123,544	$121,002
Total earning assets (2)	255,498	249,102	257,344	251,528	257,625	248,614	248,223
Total assets (2)	272,715	267,779	274,192	268,835	275,130	266,717	266,324
Total deposits	242,507	240,716	243,980	239,974	243,561	238,835	239,352
Allocated capital (1)	12,000	12,000	12,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$134,630	$122,395	$134,630	$132,377	$127,556	$125,431	$122,395
Total earning assets (2)	262,870	248,072	262,870	250,720	255,840	256,519	248,072
Total assets (2)	279,155	266,240	279,155	267,021	272,777	274,887	266,240
Total deposits	246,172	238,710	246,172	237,624	244,080	245,391	238,710

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Revenue by Business
Merrill Lynch Global Wealth Management	$11,234	$11,429	$3,694	$3,792	$3,748	$3,827	$3,874
U.S. Trust	2,271	2,326	756	764	751	759	775
Other (1)	53	47	18	17	18	17	17
Total revenue, net of interest expense (FTE basis)	$13,558	$13,802	$4,468	$4,573	$4,517	$4,603	$4,666

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$1,942,623	$2,004,391	$1,942,623	$2,051,514	$2,043,447	$2,033,801	$2,004,391
U.S. Trust	375,751	381,054	375,751	388,829	391,105	387,491	381,054
Other (1)	78,110	76,640	78,110	81,318	75,295	76,705	76,640
Total client balances	$2,396,484	$2,462,085	$2,396,484	$2,521,661	$2,509,847	$2,497,997	$2,462,085

Client Balances by Type, at period end
Long-term assets under management (2)	$798,887	$811,403	$798,887	$849,046	$841,966	$826,171	$811,403
Liquidity assets under management (3)	78,106	76,603	78,106	81,314	75,291	76,701	76,603
Assets under management	876,993	888,006	876,993	930,360	917,257	902,872	888,006
Brokerage assets	1,026,355	1,073,858	1,026,355	1,079,084	1,076,277	1,081,434	1,073,858
Assets in custody	109,196	135,886	109,196	138,774	141,273	139,555	135,886
Deposits	246,172	238,710	246,172	237,624	244,080	245,391	238,710
Loans and leases (4)	137,768	125,625	137,768	135,819	130,960	128,745	125,625
Total client balances	$2,396,484	$2,462,085	$2,396,484	$2,521,661	$2,509,847	$2,497,997	$2,462,085

Assets Under Management Rollforward
Assets under management, beginning balance	$902,872	$821,449	$930,360	$917,257	$902,872	$888,006	$878,741
Net long-term client flows	27,695	40,420	4,448	8,593	14,654	9,380	11,168
Net liquidity client flows	1,320	3,616	(3,210)	6,023	(1,493)	(255)	5,910
Market valuation/other	(54,894)	22,521	(54,605)	(1,513)	1,224	5,741	(7,813)
Total assets under management, ending balance	$876,993	$888,006	$876,993	$930,360	$917,257	$902,872	$888,006

Associates, at period end (5)
Number of financial advisors	16,605	15,867	16,605	16,419	16,175	16,035	15,867
Total wealth advisors	18,037	17,039	18,037	17,798	17,508	17,231	17,039
Total client-facing professionals	20,535	19,727	20,535	20,312	20,018	19,750	19,727

Merrill Lynch Global Wealth Management Metrics
Financial advisor productivity (6) (in thousands)	$1,027	$1,064	$1,000	$1,041	$1,041	$1,070	$1,077

U.S. Trust Metrics, at period end
Client-facing professionals	2,178	2,135	2,178	2,155	2,157	2,155	2,135

(1)	Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,042, 2,049, 1,992, 1,950 and 1,868 at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(6)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$6,818	$7,396	$2,345	$2,213	$2,260	$2,415	$2,450
Noninterest income:
Service charges	2,184	2,188	746	728	710	712	730
Investment banking fees	2,381	2,383	752	777	852	830	727
All other income	1,184	1,326	348	388	448	357	438
Total noninterest income	5,749	5,897	1,846	1,893	2,010	1,899	1,895
Total revenue, net of interest expense (FTE basis)	12,567	13,293	4,191	4,106	4,270	4,314	4,345

Provision for credit losses	452	353	179	177	96	(31)	(64)

Noninterest expense	5,952	6,200	2,020	1,932	2,000	1,969	2,016
Income before income taxes (FTE basis)	6,163	6,740	1,992	1,997	2,174	2,376	2,393
Income tax expense (FTE basis)	2,268	2,491	715	746	807	856	872
Net income	$3,895	$4,249	$1,277	$1,251	$1,367	$1,520	$1,521

Net interest yield (FTE basis)	2.85%	3.13%	2.86%	2.80%	2.89%	2.99%	3.03%
Return on average allocated capital (1)	15	17	14	14	16	18	18
Efficiency ratio (FTE basis)	47.36	46.65	48.17	47.06	46.86	45.63	46.39

Balance Sheet
Average
Total loans and leases	$300,141	$286,309	$310,043	$300,631	$289,522	$287,003	$283,264
Total earnings assets (2)	319,899	315,713	325,740	316,912	316,949	320,341	320,931
Total assets (2)	364,659	361,306	370,246	361,867	361,771	365,143	364,565
Total deposits	290,327	286,633	296,321	288,117	286,434	292,096	291,927
Allocated capital (1)	35,000	33,500	35,000	35,000	35,000	33,500	33,500

Period end
Total loans and leases	$315,224	$284,908	$315,224	$307,085	$295,653	$288,905	$284,908
Total earnings assets (2)	327,313	310,962	327,313	322,977	318,775	308,419	310,962
Total assets (2)	372,363	354,944	372,363	367,052	365,024	353,637	354,944
Total deposits	297,644	282,325	297,644	292,261	290,422	279,792	282,325

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Investment Banking fees (1)
Advisory (2)	$999	$782	$365	$247	$387	$316	$291
Debt issuance	1,031	1,153	325	371	335	379	318
Equity issuance	351	448	62	159	130	135	118
Total Investment Banking fees (3)	$2,381	$2,383	$752	$777	$852	$830	$727

Business Lending
Corporate	$2,413	$2,620	$816	$708	$889	$800	$878
Commercial	2,900	2,951	984	1,004	912	991	934
Business Banking	263	272	89	87	87	92	91
Total Business Lending revenue	$5,576	$5,843	$1,889	$1,799	$1,888	$1,883	$1,903

Global Transaction Services
Corporate	$2,079	$2,245	$715	$706	$658	$746	$766
Commercial	1,954	2,154	673	636	645	700	719
Business Banking	517	532	181	170	166	184	179
Total Global Transaction Services revenue	$4,550	$4,931	$1,569	$1,512	$1,469	$1,630	$1,664

Average deposit balances
Interest-bearing	$65,478	$81,551	$64,960	$65,504	$65,982	$71,148	$79,127
Noninterest-bearing	224,849	205,082	231,361	222,613	220,452	220,948	212,800
Total average deposits	$290,327	$286,633	$296,321	$288,117	$286,434	$292,096	$291,927

Loan spread	1.63%	1.74%	1.61%	1.60%	1.68%	1.69%	1.70%

Provision for credit losses	$452	$353	$179	$177	$96	$(31)	$(64)

Credit quality (4, 5)
Reservable utilized criticized exposure	$11,786	$10,314	$11,786	$11,411	$10,471	$9,662	$10,314
	3.46%	3.32%	3.46%	3.44%	3.28%	3.07%	3.32%

Nonperforming loans, leases and foreclosed properties	$899	$1,080	$899	$1,179	$979	$892	$1,080
	0.29%	0.38%	0.29%	0.38%	0.33%	0.31%	0.38%

Average loans and leases by product
U.S. commercial	$162,179	$151,271	$167,692	$162,580	$156,137	$153,256	$150,918
Commercial real estate	44,395	43,783	46,904	44,066	42,163	41,445	41,818
Commercial lease financing	25,889	25,238	26,486	25,728	25,442	25,105	25,127
Non-U.S. commercial	67,663	65,997	68,947	68,241	65,763	67,178	65,381
Other	15	20	14	16	17	19	20
Total average loans and leases	$300,141	$286,309	$310,043	$300,631	$289,522	$287,003	$283,264

Total Corporation Investment Banking fees
Advisory (2)	$1,095	$865	$391	$276	$428	$341	$316
Debt issuance	2,416	2,701	748	887	781	883	784
Equity issuance	950	1,142	188	417	345	348	315
Total investment banking fees including self-led deals	4,461	4,708	1,327	1,580	1,554	1,572	1,415
Self-led deals	(161)	(184)	(40)	(54)	(67)	(31)	(64)
Total Investment Banking fees	$4,300	$4,524	$1,287	$1,526	$1,487	$1,541	$1,351

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2015
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.2%	3	8.9%
Announced mergers and acquisitions	4	21.8	5	23.3
Equity capital markets	5	5.8	2	9.6
Debt capital markets	2	6.3	2	10.4
High-yield corporate debt	3	7.9	2	9.6
Leveraged loans	2	8.8	2	11.7
Mortgage-backed securities	4	8.7	4	9.3
Asset-backed securities	1	11.5	1	15.9
Convertible debt	2	8.8	2	14.3
Common stock underwriting	5	5.5	7	8.8
Investment-grade corporate debt	2	6.6	2	12.2
Syndicated loans	2	8.5	2	12.3
Source: Dealogic data as of October 5, 2015. Figures above include self-led transactions.

•	Rankings based on deal volumes except net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Debt capital markets
Convertible debt

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$3,172	$2,968	$1,135	$1,028	$1,009	$1,036	$999
Noninterest income:
Investment and brokerage services	1,703	1,654	574	556	573	551	533
Investment banking fees	1,869	2,073	521	718	630	670	577
Trading account profits	5,282	5,921	1,462	1,693	2,127	76	1,786
All other income	935	1,185	379	272	284	54	266
Total noninterest income	9,789	10,833	2,936	3,239	3,614	1,351	3,162
Total revenue, net of interest expense (FTE basis) (1)	12,961	13,801	4,071	4,267	4,623	2,387	4,161

Provision for credit losses	69	83	42	6	21	26	45

Noninterest expense	8,556	9,341	2,683	2,732	3,141	2,522	3,357
Income (loss) before income taxes (FTE basis)	4,336	4,377	1,346	1,529	1,461	(161)	759
Income tax expense (benefit) (FTE basis)	1,392	1,597	338	537	517	(86)	388
Net income (loss)	$2,944	$2,780	$1,008	$992	$944	$(75)	$371

Return on average allocated capital (2)	11%	11%	11%	11%	11%	n/m	4%
Efficiency ratio (FTE basis)	66.01	67.68	65.91	64.01	67.95	105.63%	80.70

Balance Sheet
Average
Total trading-related assets (3)	$439,267	$447,887	$431,477	$442,509	$443,951	$455,536	$446,491
Total loans and leases	61,798	63,409	66,392	61,908	56,992	58,108	62,959
Total earning assets (3)	436,970	464,306	439,859	436,081	434,916	451,937	457,836
Total assets	599,472	606,205	597,103	602,735	598,594	611,829	599,977
Total deposits	38,813	40,769	37,050	39,718	39,699	40,941	39,345
Allocated capital (2)	35,000	34,000	35,000	35,000	35,000	34,000	34,000

Period end
Total trading-related assets (3)	$407,493	$433,597	$407,493	$406,404	$424,996	$418,860	$433,597
Total loans and leases	70,159	62,705	70,159	66,026	63,019	59,388	62,705
Total earning assets (3)	421,909	443,423	421,909	408,857	421,520	421,799	443,423
Total assets	579,776	598,804	579,776	580,953	586,843	579,594	598,804
Total deposits	36,019	39,133	36,019	39,326	38,668	40,746	39,133

Trading-related assets (average)
Trading account securities	$195,842	$201,986	$196,884	$197,116	$193,491	$201,868	$201,964
Reverse repurchases	109,415	115,343	103,422	109,626	115,328	118,286	116,853
Securities borrowed	78,520	86,455	75,786	81,091	78,713	81,071	83,369
Derivative assets	55,490	44,103	55,385	54,676	56,419	54,311	44,305
Total trading-related assets (3)	$439,267	$447,887	$431,477	$442,509	$443,951	$455,536	$446,491

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,277	$7,856	$2,285	$2,236	$2,756	$886	$2,387
Equities	3,555	3,343	1,191	1,199	1,165	862	1,105
Total sales and trading revenue	$10,832	$11,199	$3,476	$3,435	$3,921	$1,748	$3,492

Sales and trading revenue, excluding net debit valuation adjustment and funding valuation adjustment (2)
Fixed income, currency and commodities	$6,912	$7,587	$2,007	$2,153	$2,752	$1,463	$2,254
Equities	3,486	3,226	1,156	1,180	1,150	911	1,033
Total sales and trading revenue, excluding net debit valuation adjustment and funding valuation adjustment	$10,398	$10,813	$3,163	$3,333	$3,902	$2,374	$3,287

Sales and trading revenue breakdown
Net interest income	$2,883	$2,696	$1,039	$924	$920	$942	$912
Commissions	1,686	1,640	569	550	567	546	528
Trading	5,263	5,919	1,462	1,676	2,125	76	1,784
Other	1,000	944	406	285	309	184	268
Total sales and trading revenue	$10,832	$11,199	$3,476	$3,435	$3,921	$1,748	$3,492

(1)
Includes Global Banking sales and trading revenue of $295 million and $221 million for the nine months ended September 30, 2015 and 2014; $86 million, $134 million and $75 million for the third, second and first quarters of 2015, and $163 million and $67 million for the fourth and third quarters of 2014, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives and structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. In the fourth quarter of 2014, the Corporation adopted a funding valuation adjustment on uncollateralized derivatives in the Corporation's Global Markets business. This methodology seeks to account for the value of funding costs today rather than accruing the cost over the life of the derivatives. The adoption resulted in a one-time transitional charge of $497 million recorded in the fourth quarter of 2014.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Segment Results
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$1,228	$1,126	$383	$417	$428	$390	$387
Noninterest income:
Mortgage banking income	1,409	812	266	682	461	241	152
All other income (loss)	207	104	192	(10)	25	7	17
Total noninterest income	1,616	916	458	672	486	248	169
Total revenue, net of interest expense (FTE basis)	2,844	2,042	841	1,089	914	638	556

Provision for credit losses	154	240	6	57	91	(113)	267

Noninterest expense	3,307	19,287	1,143	961	1,203	1,362	6,648
Income (loss) before income taxes (FTE basis)	(617)	(17,485)	(308)	71	(380)	(611)	(6,359)
Income tax expense (benefit) (FTE basis)	(227)	(4,748)	(112)	26	(141)	(231)	(1,245)
Net income (loss)	$(390)	$(12,737)	$(196)	$45	$(239)	$(380)	$(5,114)

Net interest yield (FTE basis)	3.94%	3.90%	3.69%	3.94%	4.18%	4.21%	3.77%
Return on average allocated capital (1)	n/m	n/m	n/m	1	n/m	n/m	n/m
Efficiency ratio (FTE basis)	n/m	n/m	n/m	88.26	n/m	n/m	n/m

Balance Sheet
Average
Total loans and leases	$30,782	$36,672	$29,074	$30,897	$32,411	$33,772	$35,238
Total earning assets (2)	41,678	38,625	41,179	42,367	41,492	36,693	40,718
Total assets (2)	51,994	54,030	50,719	52,548	52,737	48,669	53,843
Allocated capital (1)	24,000	17,000	24,000	24,000	24,000	17,000	17,000

Period end
Total loans and leases	$27,982	$34,484	$27,982	$30,024	$31,690	$33,055	$34,484
Total earning assets (2)	40,187	44,925	40,187	40,905	42,696	33,923	44,925
Total assets (2)	49,080	56,908	49,080	50,959	53,644	45,958	56,908

Period end (in billions)
Mortgage serviced portfolio (3)	$580.0	$722.0	$580.0	$610.0	$669.0	$693.0	$722.0

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 45-48.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30				Third Quarter 2015		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014		Third Quarter 2014
	2015		2014
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$3,271		$5,042		$3,201		$3,108		$3,271		$3,986		$4,134
Net additions	(16)		202		53		(174)		105		73		140
Amortization of expected cash flows (1)	(564)		(620)		(179)		(187)		(198)		(198)		(201)
Other changes in mortgage servicing rights fair value (2)	8		(638)		(376)		454		(70)		(590)		(87)
Balance, end of period (3)	$2,699		$3,986		$2,699		$3,201		$3,108		$3,271		$3,986

Capitalized mortgage servicing rights (% of loans serviced for investors)	69	bps	81	bps	69	bps	78	bps	68	bps	69	bps	81	bps
Mortgage loans serviced for investors (in billions)	$391		$491		$391		$409		$459		$474		$491

Mortgage banking income
Servicing income:
Servicing fees	$1,167		$1,496		$345		$392		$430		$461		$471
Amortization of expected cash flows (1)	(564)		(620)		(179)		(187)		(198)		(198)		(201)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	526		152		83		193		250		142		(19)
Other servicing-related revenue	—		8		—		—		—		—		—
Total net servicing income	1,129		1,036		249		398		482		405		251
Representations and warranties provision	37		(447)		(77)		204		(90)		(246)		(152)
Other mortgage banking income (5)	243		223		94		80		69		82		53
Total Legacy Assets & Servicing mortgage banking income	$1,409		$812		$266		$682		$461		$241		$152

(1)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party price discovery. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Net interest income (FTE basis)	$38	$(175)	$(502)	$789	$(249)	$(349)	$68
Noninterest income:
Card income	203	266	68	66	69	90	92
Equity investment income (loss)	(34)	766	(46)	11	1	(37)	(26)
Gains on sales of debt securities	810	1,149	385	162	263	161	410
All other income (loss)	(1,094)	(1,832)	(395)	(262)	(437)	(610)	(587)
Total noninterest income	(115)	349	12	(23)	(104)	(396)	(111)
Total revenue, net of interest expense (FTE basis)	(77)	174	(490)	766	(353)	(745)	(43)

Provision for credit losses	(230)	(647)	(67)	19	(182)	(330)	(265)

Noninterest expense	1,998	2,434	80	416	1,502	483	254
Income (loss) before income taxes (FTE basis)	(1,845)	(1,613)	(503)	331	(1,673)	(898)	(32)
Income tax expense (benefit) (FTE basis)	(1,646)	(2,059)	(507)	(306)	(833)	(524)	(541)
Net income (loss)	$(199)	$446	$4	$637	$(840)	$(374)	$509

Balance Sheet
Average
Total loans and leases	$153,754	$209,057	$137,827	$156,006	$167,758	$183,091	$199,404
Total assets (2)	259,031	283,356	264,385	257,062	255,547	263,189	272,554
Total deposits	21,508	33,759	22,605	22,482	19,406	22,163	29,879

Period end
Total loans and leases	$130,713	$188,356	$130,713	$146,557	$159,885	$172,612	$188,356
Total equity investments	4,378	5,001	4,378	4,670	4,716	4,886	5,001
Total assets (3)	257,480	266,345	257,480	272,033	252,233	261,583	266,345
Total deposits	21,771	25,419	21,771	22,964	19,467	19,242	25,419

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass residential mortgages, debt securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Beginning with new originations in 2014, we retain certain residential mortgages in Consumer Banking, consistent with where the overall relationship is managed; previously such mortgages were in All Other. Additionally, certain residential mortgage loans that are managed by Legacy Assets & Servicing are held in All Other. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $496.3 billion and $480.1 billion for the nine months ended September 30, 2015 and 2014; $494.3 billion, $493.0 billion, $501.7 billion, $483.2 billion and $490.6 billion for the third, second and first quarters of 2015, and the fourth and third quarters of 2014, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $493.7 billion, $488.5 billion, $512.5 billion, $474.6 billion and $483.4 billion at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2015	June 30 2015	September 30 2014
Consumer
Residential mortgage (1)	$187,939	$198,825	$224,728
Home equity	78,030	81,006	87,508
U.S. credit card	88,339	88,403	89,026
Non-U.S. credit card	10,066	10,276	11,433
Direct/Indirect consumer (2)	87,314	84,754	83,118
Other consumer (3)	2,012	2,000	2,152
Total consumer loans excluding loans accounted for under the fair value option	453,700	465,264	497,965
Consumer loans accounted for under the fair value option (4)	1,944	1,971	2,129
Total consumer	455,644	467,235	500,094

Commercial
U.S. commercial (5)	257,032	248,296	228,996
Commercial real estate (6)	55,629	52,344	47,023
Commercial lease financing	25,680	25,342	24,498
Non-U.S. commercial	88,470	87,574	84,650
Total commercial loans excluding loans accounted for under the fair value option	426,811	413,556	385,167
Commercial loans accounted for under the fair value option (4)	5,234	5,658	6,054
Total commercial	432,045	419,214	391,221
Total loans and leases	$887,689	$886,449	$891,315

(1)
Includes pay option loans of $2.4 billion, $2.6 billion and $3.3 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $41.7 billion, $39.6 billion and $37.9 billion, unsecured consumer lending loans of $999 million, $1.1 billion and $1.7 billion, U.S. securities-based lending loans of $39.2 billion, $38.6 billion and $34.6 billion, non-U.S. consumer loans of $3.9 billion, $4.0 billion and $4.3 billion, student loans of $581 million, $596 million and $3.6 billion and other consumer loans of $834 million, $809 million and $894 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(3)
Includes consumer finance loans of $591 million, $618 million and $1.0 billion, consumer leases of $1.2 billion, $1.2 billion and $937 million, consumer overdrafts of $189 million, $227 million and $173 million and other non-U.S. consumer loans of $2 million, $3 million and $3 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.7 billion, $1.8 billion and $2.0 billion and home equity loans of $225 million, $208 million and $179 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.2 billion, $2.3 billion and $1.3 billion and non-U.S. commercial loans of $3.0 billion, $3.4 billion and $4.8 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.1 billion, $13.2 billion and $13.5 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(6)
Includes U.S. commercial real estate loans of $51.8 billion, $48.6 billion and $45.1 billion and non-U.S. commercial real estate loans of $3.8 billion, $3.7 billion and $2.0 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$193,791	$17,465	$54,277	$5	$—	$865	$121,179
Home equity	79,715	43,688	5,689	4	209	28,190	1,935
U.S. credit card	88,201	85,163	3,038	—	—	—	—
Non-U.S. credit card	10,244	—	—	—	—	—	10,244
Direct/Indirect consumer	85,975	41,860	43,469	4	(13)	—	655
Other consumer	1,980	1,367	5	1	(1)	1	607
Total consumer	459,906	189,543	106,478	14	195	29,056	134,620

Commercial
U.S. commercial	251,908	16,772	24,343	167,692	38,649	18	4,434
Commercial real estate	53,605	22	2,110	46,904	4,427	—	142
Commercial lease financing	25,425	—	4	26,486	311	—	(1,376)
Non-U.S. commercial	91,997	—	233	68,947	22,810	—	7
Total commercial	422,935	16,794	26,690	310,029	66,197	18	3,207
Total loans and leases	$882,841	$206,337	$133,168	$310,043	$66,392	$29,074	$137,827

	Second Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$207,356	$13,928	$52,944	$7	$3	$900	$139,574
Home equity	82,640	44,662	5,919	4	206	29,977	1,872
U.S. credit card	87,460	84,385	3,075	—	—	—	—
Non-U.S. credit card	10,012	—	—	—	—	—	10,012
Direct/Indirect consumer	83,698	40,539	42,464	4	—	—	691
Other consumer	1,885	1,243	8	1	—	—	633
Total consumer	473,051	184,757	104,410	16	209	30,877	152,782

Commercial
U.S. commercial	244,540	16,923	23,608	162,580	36,993	20	4,416
Commercial real estate	50,478	24	2,049	44,066	4,173	—	166
Commercial lease financing	24,723	—	4	25,728	373	—	(1,382)
Non-U.S. commercial	88,623	(1)	199	68,241	20,160	—	24
Total commercial	408,364	16,946	25,860	300,615	61,699	20	3,224
Total loans and leases	$881,415	$201,703	$130,270	$300,631	$61,908	$30,897	$156,006

	Third Quarter 2014
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$235,272	$7,523	$49,610	$6	$—	$950	$177,183
Home equity	88,590	46,093	6,412	9	165	34,259	1,652
U.S. credit card	88,866	85,674	3,192	—	—	—	—
Non-U.S. credit card	11,784	—	—	—	—	—	11,784
Direct/Indirect consumer	82,669	39,763	38,555	4	17	—	4,330
Other consumer	2,110	1,042	5	1	—	(1)	1,063
Total consumer	509,291	180,095	97,774	20	182	35,208	196,012

Commercial
U.S. commercial	230,891	17,247	21,283	150,918	36,894	30	4,519
Commercial real estate	46,069	31	1,797	41,818	2,201	—	222
Commercial lease financing	24,325	—	4	25,127	644	—	(1,450)
Non-U.S. commercial	88,665	1	144	65,381	23,038	—	101
Total commercial	389,950	17,279	23,228	283,244	62,777	30	3,392
Total loans and leases	$899,241	$197,374	$121,002	$283,264	$62,959	$35,238	$199,404

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2015	June 30 2015	September 30 2014	September 30 2015	June 30 2015	September 30 2014
Diversified financials	$75,761	$68,976	$68,739	$119,248	$114,441	$112,957
Real estate (4)	60,927	58,006	51,006	82,983	78,965	70,739
Retailing	38,080	36,731	34,129	63,931	63,136	56,326
Capital goods	31,985	30,566	29,116	58,400	55,057	52,469
Healthcare equipment and services	33,478	33,232	32,415	56,728	50,548	55,847
Banking	44,302	42,764	42,772	51,638	48,942	48,204
Government and public education	43,969	43,055	41,648	51,425	50,582	48,786
Energy	21,779	22,473	20,338	46,089	47,341	41,454
Materials	23,753	24,382	23,378	45,943	46,661	43,443
Consumer services	23,091	21,635	21,486	36,215	34,310	34,067
Food, beverage and tobacco	17,867	17,796	15,460	35,221	35,664	33,897
Commercial services and supplies	18,550	19,132	18,808	32,056	31,892	30,819
Transportation	18,997	18,391	16,149	27,491	26,006	23,307
Utilities	11,071	11,161	9,528	26,751	25,601	25,772
Media	12,667	12,181	11,886	23,993	27,153	22,971
Individuals and trusts	17,467	17,614	16,107	22,538	22,375	20,238
Software and services	7,566	5,607	5,641	18,287	14,451	12,783
Pharmaceuticals and biotechnology	5,448	6,049	4,433	16,715	13,054	15,066
Technology hardware and equipment	6,957	6,187	5,387	14,798	13,792	12,041
Consumer durables and apparel	5,907	6,110	5,690	10,657	10,633	10,015
Insurance, including monolines	4,587	4,404	5,023	10,611	10,154	11,169
Automobiles and components	4,108	4,799	3,768	10,492	10,185	9,420
Telecommunication services	4,373	3,934	3,702	9,953	9,990	9,008
Food and staples retailing	3,917	3,831	3,742	7,410	7,286	7,214
Religious and social organizations	4,718	4,700	4,978	6,269	6,257	6,586
Other	5,907	5,754	5,253	14,562	13,838	9,373
Total commercial credit exposure by industry	$547,232	$529,470	$500,582	$900,404	$868,314	$823,971
Net credit default protection purchased on total commitments (5)				$(6,494)	$(5,584)	$(6,878)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $46.2 billion, $39.7 billion and $45.4 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $24.1 billion, $22.6 billion and $20.7 billion, which consists primarily of other marketable securities at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(2)
Total commercial utilized and total commercial committed exposure include loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $5.2 billion, $5.7 billion and $6.1 billion and issued letters of credit at notional value of $240 million, $246 million and $518 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $7.9 billion at both September 30, 2015 and June 30, 2015, and $8.5 billion at September 30, 2014.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	September 30 2015	June 30 2015
Less than or equal to one year	33%	35%
Greater than one year and less than or equal to five years	62	63
Greater than five years	5	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	September 30, 2015		June 30, 2015
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(959)	14.8%	$(622)	11.1%
BBB	(2,368)	36.5	(2,196)	39.3
BB	(2,196)	33.8	(1,908)	34.2
B	(872)	13.4	(762)	13.6
CCC and below	(76)	1.2	(70)	1.3
NR (5)	(23)	0.3	(26)	0.5
Total net credit default protection	$(6,494)	100.0%	$(5,584)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30 2015	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30 2015 (5)	Increase (Decrease) from June 30 2015
United Kingdom	$28,155	$13,745	$8,315	$5,498	$55,713	$(4,159)	$51,554	$1,885
Canada	6,268	6,674	2,080	4,344	19,366	(1,136)	18,230	404
Brazil	10,147	384	859	4,026	15,416	(253)	15,163	(317)
Japan	12,428	538	4,046	1,067	18,079	(3,099)	14,980	(86)
Germany	6,065	5,406	3,297	2,342	17,110	(4,546)	12,564	(3,318)
India	7,534	279	369	3,725	11,907	(274)	11,633	1,079
China	9,875	625	679	1,311	12,490	(1,139)	11,351	66
France	2,819	4,580	1,493	5,429	14,321	(3,621)	10,700	(1,362)
Hong Kong	7,469	295	1,391	656	9,811	(26)	9,785	(29)
Netherlands	3,007	3,028	864	2,465	9,364	(1,204)	8,160	(64)
Australia	3,256	2,868	780	1,559	8,463	(441)	8,022	708
South Korea	4,134	991	1,009	2,225	8,359	(642)	7,717	(272)
Switzerland	2,876	3,168	454	680	7,178	(1,343)	5,835	(1,257)
Italy	2,714	1,486	1,627	1,249	7,076	(1,888)	5,188	(300)
Mexico	2,913	1,051	221	544	4,729	(316)	4,413	940
Singapore	2,274	79	700	1,223	4,276	(54)	4,222	(172)
Israel	236	3,375	15	185	3,811	(20)	3,791	3,313
Spain	2,098	581	281	1,029	3,989	(587)	3,402	(302)
Turkey	3,152	75	42	50	3,319	(131)	3,188	133
United Arab Emirates	1,865	107	1,094	34	3,100	(110)	2,990	113
Total top 20 non-U.S. countries exposure	$119,285	$49,335	$29,616	$39,641	$237,877	$(24,989)	$212,888	$1,162

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $32.9 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $102.5 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2015	June 30 2015	March 31 2015	December 31 2014	September 30 2014
Residential mortgage	$5,242	$5,985	$6,421	$6,889	$8,118
Home equity	3,429	3,563	3,759	3,901	4,026
Direct/Indirect consumer	25	26	28	28	30
Other consumer	1	1	1	1	14
Total consumer	8,697	9,575	10,209	10,819	12,188
U.S. commercial	836	869	680	701	757
Commercial real estate	108	126	132	321	445
Commercial lease financing	17	19	16	3	7
Non-U.S. commercial	56	80	79	1	45
	1,017	1,094	907	1,026	1,254
U.S. small business commercial	85	78	89	87	98
Total commercial	1,102	1,172	996	1,113	1,352
Total nonperforming loans and leases	9,799	10,747	11,205	11,932	13,540
Foreclosed properties (1)	537	818	896	697	692
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$10,336	$11,565	$12,101	$12,629	$14,232

Fully-insured home loans past due 30 days or more and still accruing	$10,467	$11,871	$12,743	$14,617	$16,280
Consumer credit card past due 30 days or more and still accruing	1,662	1,650	1,749	1,884	1,903
Other loans past due 30 days or more and still accruing	3,419	3,429	3,532	3,953	4,326
Total loans past due 30 days or more and still accruing (3, 5, 6)	$15,548	$16,950	$18,024	$20,454	$22,509

Fully-insured home loans past due 90 days or more and still accruing	$7,616	$8,917	$9,912	$11,407	$13,045
Consumer credit card past due 90 days or more and still accruing	799	828	883	961	935
Other loans past due 90 days or more and still accruing	203	195	173	286	609
Total loans past due 90 days or more and still accruing (3, 5, 6)	$8,618	$9,940	$10,968	$12,654	$14,589

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.48%	0.54%	0.57%	0.60%	0.67%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.17	1.31	1.39	1.45	1.61
Nonperforming loans and leases/Total loans and leases (7)	1.11	1.22	1.29	1.37	1.53

Commercial utilized reservable criticized exposure (8)	$13,571	$13,312	$12,303	$11,570	$11,766
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	2.94%	2.97%	2.85%	2.74%	2.79%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	2.94	3.08	2.99	2.97	2.97

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.3 billion, $1.3 billion, $1.2 billion, $1.1 billion and $1.1 billion at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	September 30 2015	June 30 2015	March 31 2015	December 31 2014	September 30 2014
Nonperforming loans held-for-sale	$274	$298	$344	$219	$255
Nonperforming loans accounted for under the fair value option	321	339	380	392	436
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	49	72	86	102	101

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $73 million, $42 million, $125 million, $475 million and $42 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $0, $44 million, $249 million and $0 at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. At September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, there were $142 million, $141 million, $132 million, $147 million and $147 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.2 billion, $7.6 billion, $8.5 billion, $8.7 billion and $8.2 billion at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$9,575	$10,209	$10,819	$12,188	$13,460
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,029	1,424	1,469	1,709	1,516
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(262)	(289)	(253)	(310)	(522)
Sales	(447)	(542)	(371)	(1,347)	(957)
Returns to performing status (2)	(722)	(631)	(867)	(728)	(810)
Charge-offs (3)	(375)	(484)	(460)	(533)	(431)
Transfers to foreclosed properties	(101)	(112)	(128)	(160)	(183)
Transfers from loans held-for-sale	—	—	—	—	115
Total net reductions to nonperforming loans and leases	(878)	(634)	(610)	(1,369)	(1,272)
Total nonperforming consumer loans and leases, end of period	8,697	9,575	10,209	10,819	12,188
Foreclosed properties	479	553	632	630	614
Nonperforming consumer loans, leases and foreclosed properties, end of period	$9,176	$10,128	$10,841	$11,449	$12,802

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,172	$996	$1,113	$1,352	$1,216
Additions to nonperforming loans and leases:
New nonperforming loans and leases	205	419	287	214	477
Advances	11	15	2	6	33
Reductions to nonperforming loans and leases:
Paydowns	(145)	(103)	(110)	(202)	(161)
Sales	—	(65)	(16)	(81)	(12)
Return to performing status (5)	(47)	(27)	(24)	(77)	(80)
Charge-offs	(93)	(56)	(51)	(95)	(116)
Transfers to foreclosed properties	(1)	(7)	(205)	(4)	(5)
Total net additions (reductions) to nonperforming loans and leases	(70)	176	(117)	(239)	136
Total nonperforming commercial loans and leases, end of period	1,102	1,172	996	1,113	1,352
Foreclosed properties	58	265	264	67	78
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,160	$1,437	$1,260	$1,180	$1,430

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 40.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Third Quarter 2015		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014		Third Quarter 2014
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$26	0.05%	$177	0.35%	$197	0.37%	$(259)	(0.46)%	$53	0.09%
Home equity	120	0.60	151	0.73	172	0.82	277	1.27	89	0.40
U.S. credit card	546	2.46	584	2.68	621	2.84	612	2.71	625	2.79
Non-U.S. credit card	47	1.83	51	2.03	44	1.80	52	1.90	67	2.26
Direct/Indirect consumer	25	0.12	24	0.11	34	0.17	44	0.21	34	0.17
Other consumer	57	11.21	33	7.00	49	10.88	68	13.31	56	10.48
Total consumer	821	0.71	1,020	0.87	1,117	0.95	794	0.64	924	0.72
U.S. commercial (4)	52	0.09	(1)	—	7	0.01	19	0.04	58	0.11
Commercial real estate	(10)	(0.08)	(4)	(0.03)	5	0.04	(8)	(0.07)	(6)	(0.05)
Commercial lease financing	3	0.06	—	—	5	0.09	1	0.02	(3)	(0.05)
Non-U.S. commercial	9	0.04	2	0.01	(2)	(0.01)	2	0.01	1	—
	54	0.05	(3)	—	15	0.02	14	0.02	50	0.05
U.S. small business commercial	57	1.72	51	1.56	62	1.90	71	2.10	69	2.03
Total commercial	111	0.11	48	0.05	77	0.08	85	0.09	119	0.12
Total net charge-offs	$932	0.42	$1,068	0.49	$1,194	0.56	$879	0.40	$1,043	0.46

By Business Segment
Consumer Banking	$715	1.37%	$726	1.44%	$806	1.64%	$832	1.66%	$815	1.64%
Global Wealth & Investment Management	17	0.05	17	0.05	18	0.06	36	0.12	6	0.02
Global Banking	53	0.07	(2)	—	6	0.01	2	—	52	0.07
Legacy Assets & Servicing	74	1.05	99	1.32	122	1.56	199	2.40	42	0.48
All Other	73	0.21	228	0.59	242	0.59	(190)	(0.41)	128	0.26
Total net charge-offs	$932	0.42	$1,068	0.49	$1,194	0.56	$879	0.40	$1,043	0.46

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.43, 0.50, 0.57, 0.41 and 0.48 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $148 million, $290 million, $288 million, $13 million and $246 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.49, 0.62, 0.70, 0.40 and 0.57 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(3)
Includes nonperforming loan sales recoveries and other recoveries of $57 million, $22 million, $40 million, $314 million and $39 million for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2015		2014
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$400	0.26%	$145	0.08%
Home equity	443	0.72	630	0.93
U.S. credit card	1,751	2.66	2,026	3.05
Non-U.S. credit card	142	1.88	190	2.17
Direct/Indirect consumer	83	0.13	125	0.20
Other consumer	139	9.72	161	10.58
Total consumer	2,958	0.84	3,277	0.85
U.S. commercial (4)	58	0.03	69	0.04
Commercial real estate	(9)	(0.02)	(75)	(0.21)
Commercial lease financing	8	0.04	(10)	(0.05)
Non-U.S. commercial	9	0.01	32	0.05
	66	0.02	16	0.01
U.S. small business commercial	170	1.73	211	2.11
Total commercial	236	0.08	227	0.08
Total net charge-offs	$3,194	0.49	$3,504	0.52

By Business Segment
Consumer Banking	$2,247	1.48%	$2,665	1.81%
Global Wealth & Investment Management	52	0.05	35	0.04
Global Banking	57	0.03	29	0.01
Global Markets	—	—	2	0.01
Legacy Assets & Servicing	295	1.32	428	1.60
All Other	543	0.48	345	0.22
Total net charge-offs	$3,194	0.49	$3,504	0.52

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.50 and 0.53 for the nine months ended September 30, 2015 and 2014.

(2)
Excludes write-offs of purchased credit-impaired loans of $726 million and $797 million for the nine months ended September 30, 2015 and 2014. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.60 and 0.64 for the nine months ended September 30, 2015 and 2014.

(3)	Includes nonperforming loan sales recoveries and other recoveries of $119 million and $224 million for the nine months ended September 30, 2015 and 2014.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2015			June 30, 2015			September 30, 2014
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,755	13.87%	0.93%	$1,997	15.28%	1.00%	$3,022	20.01%	1.34%
Home equity	2,645	20.90	3.39	2,744	21.00	3.39	3,454	22.87	3.95
U.S. credit card	2,973	23.49	3.37	3,060	23.42	3.46	3,395	22.47	3.81
Non-U.S. credit card	299	2.36	2.97	339	2.59	3.30	388	2.57	3.39
Direct/Indirect consumer	234	1.85	0.27	254	1.94	0.30	331	2.19	0.40
Other consumer	46	0.36	2.33	49	0.37	2.45	84	0.55	3.90
Total consumer	7,952	62.83	1.75	8,443	64.60	1.81	10,674	70.66	2.14
U.S. commercial (3)	2,749	21.72	1.07	2,694	20.62	1.08	2,587	17.12	1.13
Commercial real estate	1,084	8.56	1.95	1,041	7.97	1.99	1,030	6.82	2.19
Commercial lease financing	160	1.26	0.62	157	1.20	0.62	157	1.04	0.64
Non-U.S. commercial	712	5.63	0.80	733	5.61	0.84	658	4.36	0.78
Total commercial (4)	4,705	37.17	1.10	4,625	35.40	1.12	4,432	29.34	1.15
Allowance for loan and lease losses	12,657	100.00%	1.44	13,068	100.00%	1.49	15,106	100.00%	1.71
Reserve for unfunded lending commitments	661			588			529
Allowance for credit losses	$13,318			$13,656			$15,635

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.44%			1.49%			1.71%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.36			1.39			1.57
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		129			122			112
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		120			111			100
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		3.42			3.05			3.65
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		3.18			2.79			3.27
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.95			2.40			2.95

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.7 billion, $1.8 billion and $2.0 billion and home equity loans of $225 million, $208 million and $179 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.2 billion, $2.3 billion and $1.3 billion and non-U.S. commercial loans of $3.0 billion, $3.4 billion and $4.8 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $7.2 billion, $7.6 billion and $8.2 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $520 million, $525 million and $530 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $154 million, $156 million and $188 million at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $886 million, $1.1 billion and $1.6 billion at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(6)
Allowance for loan and lease losses includes $4.7 billion, $5.1 billion and $6.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2015, June 30, 2015 and September 30, 2014, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 81 percent, 75 percent and 67 percent at September 30, 2015, June 30, 2015 and September 30, 2014, respectively.

(7)
Net charge-offs exclude $148 million, $290 million and $246 million of write-offs in the purchased credit-impaired loan portfolio at September 30, 2015, June 30, 2015 and September 30, 2014. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation periodically reviews capital allocated to its businesses and allocates capital annually during the strategic and capital planning processes. We utilize a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As part of this process, in 2015, the Corporation adjusted the amount of capital being allocated to its business segments, primarily Legacy Assets & Servicing.

See the tables below and on pages 46-48 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the nine months ended September 30, 2015 and 2014 and the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$29,450	$30,317	$9,511	$10,488	$9,451	$9,635	$10,219
Fully taxable-equivalent adjustment	678	639	231	228	219	230	225
Net interest income on a fully taxable-equivalent basis	$30,128	$30,956	$9,742	$10,716	$9,670	$9,865	$10,444

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$64,001	$65,522	$20,682	$22,117	$21,202	$18,725	$21,209
Fully taxable-equivalent adjustment	678	639	231	228	219	230	225
Total revenue, net of interest expense on a fully taxable-equivalent basis	$64,679	$66,161	$20,913	$22,345	$21,421	$18,955	$21,434

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$5,145	$762	$1,561	$2,199	$1,385	$1,260	$663
Fully taxable-equivalent adjustment	678	639	231	228	219	230	225
Income tax expense on a fully taxable-equivalent basis	$5,823	$1,401	$1,792	$2,427	$1,604	$1,490	$888

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$228,609	$222,598	$231,620	$228,780	$225,357	$224,479	$222,374
Goodwill	(69,775)	(69,818)	(69,774)	(69,775)	(69,776)	(69,782)	(69,792)
Intangible assets (excluding mortgage servicing rights)	(4,307)	(5,232)	(4,099)	(4,307)	(4,518)	(4,747)	(4,992)
Related deferred tax liabilities	1,885	2,114	1,811	1,885	1,959	2,019	2,077
Tangible common shareholders' equity	$156,412	$149,662	$159,558	$156,583	$153,022	$151,969	$149,667

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$250,260	$236,806	$253,893	$251,054	$245,744	$243,454	$238,040
Goodwill	(69,775)	(69,818)	(69,774)	(69,775)	(69,776)	(69,782)	(69,792)
Intangible assets (excluding mortgage servicing rights)	(4,307)	(5,232)	(4,099)	(4,307)	(4,518)	(4,747)	(4,992)
Related deferred tax liabilities	1,885	2,114	1,811	1,885	1,959	2,019	2,077
Tangible shareholders' equity	$178,063	$163,870	$181,831	$178,857	$173,409	$170,944	$165,333

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$233,632	$220,768	$233,632	$229,386	$227,915	$224,162	$220,768
Goodwill	(69,761)	(69,784)	(69,761)	(69,775)	(69,776)	(69,777)	(69,784)
Intangible assets (excluding mortgage servicing rights)	(3,973)	(4,849)	(3,973)	(4,188)	(4,391)	(4,612)	(4,849)
Related deferred tax liabilities	1,762	2,019	1,762	1,813	1,900	1,960	2,019
Tangible common shareholders' equity	$161,660	$148,154	$161,660	$157,236	$155,648	$151,733	$148,154

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$255,905	$238,681	$255,905	$251,659	$250,188	$243,471	$238,681
Goodwill	(69,761)	(69,784)	(69,761)	(69,775)	(69,776)	(69,777)	(69,784)
Intangible assets (excluding mortgage servicing rights)	(3,973)	(4,849)	(3,973)	(4,188)	(4,391)	(4,612)	(4,849)
Related deferred tax liabilities	1,762	2,019	1,762	1,813	1,900	1,960	2,019
Tangible shareholders' equity	$183,933	$166,067	$183,933	$179,509	$177,921	$171,042	$166,067

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,153,006	$2,123,613	$2,153,006	$2,149,034	$2,143,545	$2,104,534	$2,123,613
Goodwill	(69,761)	(69,784)	(69,761)	(69,775)	(69,776)	(69,777)	(69,784)
Intangible assets (excluding mortgage servicing rights)	(3,973)	(4,849)	(3,973)	(4,188)	(4,391)	(4,612)	(4,849)
Related deferred tax liabilities	1,762	2,019	1,762	1,813	1,900	1,960	2,019
Tangible assets	$2,081,034	$2,050,999	$2,081,034	$2,076,884	$2,071,278	$2,032,105	$2,050,999

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	First Quarter 2015	Fourth Quarter 2014	Third Quarter 2014
	2015	2014
Reconciliation of return on average allocated capital (1)

Consumer Banking
Reported net income	$4,940	$4,781	$1,759	$1,706	$1,475	$1,654	$1,669
Adjustment related to intangibles (2)	3	3	1	1	1	1	1
Adjusted net income	$4,943	$4,784	$1,760	$1,707	$1,476	$1,655	$1,670

Average allocated equity (3)	$59,330	$60,401	$59,312	$59,330	$59,347	$60,366	$60,385
Adjustment related to goodwill and a percentage of intangibles	(30,330)	(30,401)	(30,312)	(30,330)	(30,347)	(30,366)	(30,385)
Average allocated capital	$29,000	$30,000	$29,000	$29,000	$29,000	$30,000	$30,000

Global Wealth & Investment Management
Reported net income	$1,995	$2,264	$656	$689	$650	$705	$812
Adjustment related to intangibles (2)	9	10	3	3	3	3	3
Adjusted net income	$2,004	$2,274	$659	$692	$653	$708	$815

Average allocated equity (3)	$22,135	$22,223	$22,132	$22,106	$22,168	$22,186	$22,204
Adjustment related to goodwill and a percentage of intangibles	(10,135)	(10,223)	(10,132)	(10,106)	(10,168)	(10,186)	(10,204)
Average allocated capital	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000	$12,000

Global Banking
Reported net income	$3,895	$4,249	$1,277	$1,251	$1,367	$1,520	$1,521
Adjustment related to intangibles (2)	1	1	1	—	—	—	—
Adjusted net income	$3,896	$4,250	$1,278	$1,251	$1,367	$1,520	$1,521

Average allocated equity (3)	$58,934	$57,432	$58,947	$58,978	$58,877	$57,420	$57,421
Adjustment related to goodwill and a percentage of intangibles	(23,934)	(23,932)	(23,947)	(23,978)	(23,877)	(23,920)	(23,921)
Average allocated capital	$35,000	$33,500	$35,000	$35,000	$35,000	$33,500	$33,500

Global Markets
Reported net income (loss)	$2,944	$2,780	$1,008	$992	$944	$(75)	$371
Adjustment related to intangibles (2)	9	7	5	2	2	2	2
Adjusted net income (loss)	$2,953	$2,787	$1,013	$994	$946	$(73)	$373

Average allocated equity (3)	$40,405	$39,394	$40,351	$40,432	$40,432	$39,395	$39,401
Adjustment related to goodwill and a percentage of intangibles	(5,405)	(5,394)	(5,351)	(5,432)	(5,432)	(5,395)	(5,401)
Average allocated capital	$35,000	$34,000	$35,000	$35,000	$35,000	$34,000	$34,000

For footnotes see page 48.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2015	Second Quarter 2015	Third Quarter 2014
	2015	2014
Consumer Banking

Deposits
Reported net income	$1,957	$1,852	$695	$726	$651
Adjustment related to intangibles (2)	—	—	—	—	—
Adjusted net income	$1,957	$1,852	$695	$726	$651

Average allocated equity (3)	$30,422	$29,426	$30,421	$30,422	$29,427
Adjustment related to goodwill and a percentage of intangibles	(18,422)	(18,426)	(18,421)	(18,422)	(18,427)
Average allocated capital	$12,000	$11,000	$12,000	$12,000	$11,000

Consumer Lending
Reported net income	$2,983	$2,929	$1,064	$980	$1,018
Adjustment related to intangibles (2)	3	3	1	1	1
Adjusted net income	$2,986	$2,932	$1,065	$981	$1,019

Average allocated equity (3)	$28,907	$30,975	$28,891	$28,907	$30,958
Adjustment related to goodwill and a percentage of intangibles	(11,907)	(11,975)	(11,891)	(11,907)	(11,958)
Average allocated capital	$17,000	$19,000	$17,000	$17,000	$19,000

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Legacy Assets & Servicing.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48